Exhibit 10.11

SOFTWARE DEVELOPMENT AGREEMENT

BETWEEN: Agroz Sdn Bhd (hereinafter referred to as “Client”)

AND: Braiven Co. Ltd (hereinafter referred to as “Developer”)

DATE: 15 April 2024

WHEREAS the Client desires to engage the Developer to design, develop, and implement a software platform phase 2, as detailed in Exhibit A (Project Scope), and the Developer is ready and capable of providing such services.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

1. SCOPE OF WORK: The Developer agrees to design, develop, and implement the software platform (the “Software”) as described in Exhibit A attached hereto and made a part of this Agreement.

2. PROJECT TIMELINE: The Software development project shall commence on 1 April 2024 with the following timeline:

Phase 1: Project Initiation and Planning (3 Months)

●	Week 1-2:

o	Project kick-off meeting.

o	Establishment of project team roles and responsibilities.

o	Initial requirements gathering and analysis.

o	Feasibility study and risk assessment.

●	Week 3-4:

o	Detailed project scope definition.

o	Finalization of project timeline and milestones.

o	Resource allocation and budget planning.

●	Week 5-8:

o	Procurement of necessary hardware and software.

o	Setup of development environment.

o	Initial technology research and selection.

●	Week 9-12:

o	Architecture design and documentation.

o	Creation of high-level system diagrams.

o	Technical feasibility assessment and proof-of-concept development.

Phase 2: Platform Development and Core Functionalities (6-8 Months)

●	Week 13-20:

o	Development of core platform components.

o	Implementation of data pipelines and storage.

o	Integration of sensor data processing.

●	Week 21-28:

o	Development of perception algorithms (computer vision, object recognition).

o	Integration of navigation and path planning modules.

●	Week 29-36:

o	Development of manipulation and control systems.

o	Implementation of decision-making and AI algorithms.

●	Week 37-44:

o	Initial testing and debugging of core functionalities.

o	Refinement of AI models and algorithms.

●	Week 45-52:

o	Development of SDK and APIs for developers.

o	Creation of initial documentation and tutorials.

Phase 3: Customization and Integration (4-6 Months)

●	Week 53-60:

o	Integration with different robotic hardware platforms.

o	Adaptation of platform to various use cases and industries.

o	Customization of AI models for specific tasks.

●	Week 61-68:

o	Development of additional tools for robot configuration and programming.

o	Integration with external systems and cloud services.

●	Week 69-76:

o	Testing and validation in simulated environments.

o	Refinement of user interfaces and interaction mechanisms.

Phase 4: Deployment and Testing (4-6 Months)

●	Week 77-84:

o	Deployment of robotic applications in real-world scenarios.

o	Thorough testing and validation in real-world environments.

o	Identification and resolution of performance issues.

●	Week 85-92:

o	Refinement of deployment tools and processes.

o	Implementation of monitoring and diagnostics capabilities.

●	Week 93-100:

o	Conducting user acceptance testing (UAT).

o	Gathering user feedback and making necessary adjustments.

●	Week 101-104:

o	Finalization of documentation and user manuals.

o	Preparation for platform launch.

Phase 5: Launch and Post-Launch Support (Ongoing)

●	Week 105+:

o	Official launch of the Robotics AI Platform.

o	Provision of ongoing technical support and maintenance.

o	Continuous improvement and updates to the platform.

o	Gathering user feedback and implementing enhancements.

3. PAYMENT TERMS: a) The total contract price for the development of the Software shall be USD 4,000,000.00 only. b) Invoicing shall be made according to the following milestones:

•	[Milestone 1]: 35% upon signing of Agreement

•	[Milestone 2]: 30% upon completion and ready for User Acceptance Test

•	Final milestone: 35% upon final delivery and acceptance of the Software.

4. ACCEPTANCE TESTING: The Client shall have 60 days from the date of delivery to review and test the Software. Should any defects be discovered, the Developer shall make the necessary corrections at no additional cost.

5. INTELLECTUAL PROPERTY RIGHTS: a) All intellectual property rights in the Software developed under this Agreement shall be owned by client. b) The owning party grants the other a non-exclusive, worldwide, perpetual license to use the Software.

6. CONFIDENTIALITY: Both parties agree to maintain the confidentiality of any proprietary information received during the course of this project.

7. WARRANTY: The Developer warrants that the Software will perform in accordance with the specifications for a period of 24 months. This warranty does not cover issues caused by misuse, alterations, or third-party components.

8. LIMITATION OF LIABILITY: Neither party shall be liable for any indirect, special, or consequential damages arising out of this Agreement.

9. TERMINATION: This Agreement may be terminated by either party upon 45 days written notice if the other party breaches any of its material responsibilities and fails to rectify within the notice period.

10. GOVERNING LAW: This Agreement shall be governed by and construed in accordance with the laws of Malaysia.

11. ENTIRE AGREEMENT: This document and any exhibits attached constitute the entire agreement between the parties.

IN WITNESS WHEREOF, the parties hereto have executed this Software Development Agreement as of the last date written below.

Agroz Sdn Bhd:

By:
Name:	Gerard Lim Kim Meng
Title:	Director
Date:	15 April 2024

Braiven Co. Ltd:

By:
Name:	Nattakorn Pattapeesin
Title:	Project Director
Date:	15 April 2024

Exhibit A - Project Scope

This project entails the development of a comprehensive Robotics AI Platform designed to facilitate the creation, deployment, and management of intelligent robotic systems. The platform will empower users to build custom robotic applications across various industries and use cases. It will incorporate state-of-the-art artificial intelligence (AI) and machine learning (ML) techniques to enable robots to perceive their environment, reason, make decisions, and interact effectively with humans and objects.

Project Goals

Platform Development:

●	Design and implement a modular, scalable, and user-friendly platform architecture.

●	Develop a robust software development kit (SDK) and application programming interfaces (APIs) for seamless integration with robotic hardware and sensors.

●	Create intuitive tools for designing, configuring, and programming robotic behaviors.

●	Implement data pipelines for collecting, storing, and processing sensor data.

●	Incorporate AI and ML algorithms for perception, navigation, manipulation, and decision-making.

Core Functionalities:

●	Perception: Enable robots to understand their surroundings through computer vision, sensor fusion, and object recognition.

●	Navigation: Facilitate autonomous movement and path planning in complex environments.

●	Manipulation: Enable robots to interact with and manipulate objects with precision and dexterity.

●	Decision-Making: Equip robots with the ability to analyze situations, assess risks, and make informed decisions.

●	Human-Robot Interaction: Create intuitive interfaces for communication and collaboration between humans and robots.

●	Customization and Flexibility:

●	Ensure the platform can be tailored to a wide range of robotic applications and industries.

●	Support the integration of various robotic hardware platforms and sensors.

●	Allow for the customization of AI and ML models to suit specific tasks and environments.

Deployment and Management:

●	Develop tools for deploying robotic applications in real-world scenarios.

●	Implement monitoring and diagnostics capabilities for remote management and troubleshooting.

●	Provide over-the-air updates and continuous improvement of AI models.

Testing and Validation:

●	Conduct rigorous testing in simulated and real-world environments to ensure the platform’s reliability, safety, and performance.

●	Implement validation procedures to verify the effectiveness of AI algorithms and robotic behaviors.

●	Project Deliverables

Robotics AI Platform Software:

●	Complete platform software with all core functionalities.

●	SDK and APIs for developers.

●	User documentation and tutorials.

●	Technical Documentation:

●	Architecture diagrams.

●	Software design documents.

●	API specifications.

●	Test plans and reports.

●	Training and Support:

●	On-site or remote training for developers and users.

●	Ongoing technical support and maintenance services.